Final Invoice (MCSP)

North America

MCSP Company Name:  SysGold Ltd.
MCSP ID: 65764
Confirmation Number (required if you applied via the MCSP Application and Business Profile Tool):
CAN1skuf0ncw3ip5kh50c6w
Primary Contact: Brad Mooney
Street Address 1 (not a P0 Box): 420 - 205 - 6th Avenue S.W.
Street Address 2:
Street Address 3/Department/Mail Stop:
City/Town: Calgary                          State/Province/County: AB
ZIP/Postal Code: T2P 3H7                    Name of Country: Canada

Telephone: (403) 861-8965                   Fax: (403) 216-6050
Internet E-mail: bradm@sysgold.com

Annual Fee Schedule:
The following annual fees apply to all new and renewing Microsoft Certified Solution Provider memberships and MCSP site locations. These fees reflect a one year membership beginning January 1, 1998, and are pro-rated.

Please find the time of year when you are applying and its corresponding fee, and enter the fee in the space below.
Table 1

                    Received by      December 16,                       July 1, 1998     October 1, 1998
                    December 15,     1997 - March      April 1, 1998    September 30,    - December 31,
Country                 1997          31, 1998         June 30, 1998       1998              1998
United States        New Early         $1,395            $1,195            $995              $795
(US Dollars)       Enrollments:
                      $1,595
                 Renewals: $1,395

Canada               New Early         $1,925            $1,650           $1,375            $1,100
(Canadian          Enrollments:
Dollars)              $2,075
                     Renewals:
                      $1,925

The fees listed do not include taxes. You must calculate and add your local tax as appropriate.

Please add applicable sales tax if each of your site(s) resides in the following states: AL, AR, AZ, CA, CO, CT, DC, FL, GA, HI, IA, ID, IL, IN, KS, KY, LA, MA, MD, ME, Ml, MN, MO, MS, NC, ND, NE, NJ, NM, NV, NY, OH, OK, PA, RI, SC, SD, TN, TX, UT, VA, VT, WA, WI, WV, WY. In Canada, add a 7% GST, 15% HST, and in BC and ON, add the PST per your provincial requirements. Microsoft's GST Registration number is R135625069. Microsoft reserves the right to correct tax rates and/or collect the state tax assessed by additional states as required by law, without notice. Microsoft Corporation Federal Tax ID#91-1144442. If you are tax exempt organization, please attach a copy of your tax exemption certificate. For assistance in calculating the appropriate taxes for each site, please call 1-800~SOLPROV (1-800-765-7768)

      MCSP ID I Site            Annual Fee              Applicable
         Location                 Amount                  Taxes                Amount Due
           65764                   1925                   134.75                2059.75

Total                                                                           2059.75

(if needed, add additional page)
Payment Method (circle one): Check VISA Mastercard American Express By Check: Check # is:

Make checks payable to Microsoft Corporation, in U.S. or Canadian funds. By Credit Card: # Expiration Date Phone
Name on Card    Authorized Signature

Membership acceptance is conditioned upon MS's final approval, payment (which is due upon receipt of this invoice), the return of the Final Invoice (MCSP) and MCSP Site Annex (if applicable). Please remit invoice, payment and any applicable business correspondence to:

Microsoft Certified Solution Provider Applications Processing
P0 Box 573629, Salt Lake City, UT 84157-9805

Any legal notices should be delivered to the applicable Microsoft entity listed in the Country Annex in your Microsoft Certified Solution Provider Agreement,
Attn: Microsoft Certified Solution Provider Marketing Manager.

ACCEPTANCE OF AGREEMENT

A. FOR NEW ENROLLEES: Subject to MS' final approval, the MCSP identified above, by signing this Final Invoice (MCSP), agrees that it shall be legally bound by the terms and conditions of the Agreement, including, but not limited to, the Site Annex (if applicable), the Country Annex, MCSP Program Guide, the Final Invoice (MCSP) and any other applicable annexes, addenda and invoices which may be required in the Territory, all of which terms and conditions are incorporated herein. Before signing, the MCSP should particularly note and review once again the bulleted Sections of the Agreement identified in Section C. below. If MCSP agrees with all of these terms and conditions, MCSP, through its authorized representative shall complete all required information in the Final Invoice
(MCSP), sign, date and return the Final In voice (MCSP) and the Site Annex (if applicable), and the appropriate fees to the Microsoft address set forth above.

B. FOR RENEWING MCSP's: Subject to MS' final approval, the MCSP identified above, through its Electronic Acceptance, or if MCSP is in a Territory that does not recognize Electronic Acceptance then MCSP's signature on this invoice, agrees that is shall be legally bound by the terms and conditions of the Agreement, including, but not limited to, the Site Annex (if applicable), the Country Annex, MCSP Program Guide, the Final Invoice (MCSP) and any other applicable annexes, addenda and invoices which may be required in the Territory, all of which terms and conditions are incorporated herein. Before MCSP submits its Electronic Acceptance or provides a signature, the MCSP should particularly note and review once again the bulleted Sections to the Agreement identified in Section C. below.

       If MCSP agrees with all of these terms and conditions, its authorized representative has submitted its Electronic Acceptance and such representative shall complete all required information in the Final Invoice (MCSP), date and return the Final Invoice (MCSP) and the Site Annex (if applicable), and the appropriate fees to the Microsoft address set forth above.

C.     ALL MCSPs SHOULD REVIEW ONCE MORE THE FOLLOWING SECTIONS OF THE
AGREEMENT:

       o The confidentiality provisions in Sections 8.C and 10
       o The warranty/limited warranties provisions in Section 12
       o The exclusion of incidental, consequential and other damages provision in Section 13
       o The limitation of liability provisions in Section 14
       o The instructions concerning acceptance of the Agreement in Section 17J.
       o The provisions relating to the term and renewal of the Agreement in
         Section 3A

The effectiveness of this Agreement is specifically conditioned on MS's final review and approval. MS shall indicate formal approval of MCSP by a written acceptance letter sent to the MCSP in the MCSP Welcome Kit, by regular mail. The capitalized terms used herein shall have the same meaning as set forth in the Agreement.

ACKNOWLEDGED AND AGREED:
"MCSP"
SysGold Ltd.
 [FULL LEGAL COMPANY NAME)

Brad Mooney
[SIGNATURE OF AUTHORIZED REPRESENTATIVE)
[NAME AND TITLE]
Date:  97/12/18
ID: CAN1skuf0ncw3ip5kh50c6w
[MCSPID or ONLINE CONFIRMATION NUMBER)

Very Important: For your application to be processed, this invoice must be returned with your payment and appropriate tax if applicable.

If you are a NEW MCSP enrollee, before enclosing this invoice with your payment, please make sure that you have signed this invoice.

NOTE FOR RENEWING MCSP's: If you are a RENEWING MCSP paying by Credit Card, you may return the invoice and Site Annex (if Applicable) by facsimile.